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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2003

SYNAPTIC PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27324 (Commission File Number)	22-285-9704 (I.R.S. Employer Identification Number)

215 College Road, Paramus, New Jersey (Address of principal executive offices)	07652-1431 (Zip Code)

Registrant's telephone number, including area code: (201) 261-1331

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On March 4, 2003, Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Company"), announced that the Mexican Antitrust Commission authorized the merger of Viking Sub Corporation ("Viking Sub"), a wholly owned subsidiary of H. Lundbeck A/S ("Lundbeck"), with and into the Company (the "Merger"). The Company expects that the effective date (the "Effective Date") of the Merger will be March 6, 2003, subject to the satisfaction or waiver of the closing conditions contained in the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 21, 2002, among Lundbeck, Viking Sub and the Company.

        Under the terms of the Merger Agreement, at the effective time of the Merger:

  •
  each issued and outstanding share of common stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $6.50 in cash, without interest;

  •
  each issued and outstanding share of Series B Convertible Preferred Stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $1,499.15 in cash, without interest; and

  •
  each issued and outstanding share of Series C Convertible Preferred Stock, par value $0.01 per share, of Synaptic will be converted into the right to receive $1,088.54 in cash, without interest.

        At the close of the market on the Effective Date, the Company's shares of common stock will cease to be quoted on The Nasdaq Stock Market and will no longer be publicly traded.

        This Current Report on Form 8-K and the press release (filed as Exhibit 99.1 hereto) contain forward-looking statements about the Merger within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those related to the transactions described herein and any other statements which are not historical facts. Forward-looking statements may be identified by words like "expected" and "anticipates" and similar expressions. Such statements involve assumptions relating to the condition of the Company's business and other conditions to the Merger. Although the Company believes that the assumptions used to make the forward-looking statements contained herein are reasonable, actual facts and conditions may exist in the future that could vary materially from the assumed facts and conditions upon which such forward-looking statements are based. Many factors, including those discussed more fully in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements.

        None.

  (b)
  Pro Forma Financial Information.

        None.

  (c)
  Exhibits.
99.1	Press release dated March 4, 2003 issued by Synaptic Pharmaceutical Corporation.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SYNAPTIC PHARMACEUTICAL CORPORATION
Date: March 4, 2003	By:	/s/ EDMUND M. CAVIASCO Name: Edmund M. Caviasco Title: Controller

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INDEX TO EXHIBITS

Exhibit Number
99.1	Press release dated March 4, 2003 issued by Synaptic Pharmaceutical Corporation.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits .
SIGNATURES
INDEX TO EXHIBITS